-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            _________________________

                                    Form 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  February 3, 1997

                                 DAN RIVER INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 33-70442



                 GEORGIA                               58-1854637
          (State or other jurisdiction of              (I.R.S. Employer
          incorporation or organization)               Identification No.)

          2291 Memorial Drive                          24541
          Danville, Virginia                           (Zip Code)
          (Address of principal executive offices)

          Registrant's telephone number, including area code:  (804) 799-7000


There are 66 pages in the sequentially numbered, manually signed original of this report.

Exhibit Index is on page 6.








-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Item 2.   Acquisition or Disposition of Assets.

     On February 3, 1997, the Registrant acquired substantially all of the assets of The New Cherokee Corporation ("TNCC"), a Delaware corporation, which was a manufacturer and supplier of men's and women's yarn-dyed fabrics to shirting manufacturers and of sportswear fabrics to the converting trade. The assets purchased consisted primarily of two woven fabrics manufacturing facilities located in Spindale, North Carolina and Sevierville, Tennessee, and a finishing facility located at Harris, North Carolina, together with associated real property, machinery and equipment, inventories and receivables. The Registrant presently intends to continue the current operations of all three facilities.

     The aggregate purchase price for the assets was approximately $65 million in cash, subject to a post-closing reduction not to exceed $6.5 million based on TNCC's working capital at closing, plus the assumption of approximately $5 million in liabilities. The cash portion of the purchase price was funded using $12 million of available cash, with the balance funded pursuant to borrowings under a new $125 million Loan and Security Agreement with Fleet Capital Corporation, as Agent, $35 million of which consisted of a term loan secured by certain real property, machinery and equipment, and the remainder of which consisted of borrowings under a $90 million revolving credit facility which is secured by working capital. The purchase price for the assets was arrived at through private, arms-length negotiation.

Item 7.   Financial Statements and Exhibits.

          (a) & (b) Financial statements of business acquired and pro forma financial information.

                    The required financial statements and pro forma financial information will be filed as soon as practicable, but not later than 60 days after the date by which this report must be filed.

          (c)       Exhibits:

                    2.1 Asset Purchase Agreement dated as of January 10, 1997 by and between Dan River Inc. and The New Cherokee Corporation. The following Exhibits and Schedules to the Asset Purchase Agreement have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of any such omitted Exhibit or Schedule to the Commission upon request.


                         Schedule 1.2(f)     -    Assumed Contracts
                         Schedule 1.2(g)     -    Real Property
                         Schedule 1.2(h)     -    List of patents, copyrights,
                                                  know-how, software, technical
                                                  documentation, trade secrets,
                                                  trademarks and trade names
                         Schedule 1.2(l)     -    Insurance Policies and
                                                  Proceeds
                         Schedule 1.3(a)     -    Excluded Real Property

                         Schedule 1.4(b)(i)  -    Seller General Ledger Account
                                                  Numbers
                         Schedule 1.4(b)(vi) -    Other liabilities of Seller
                                                  incurred in the ordinary
                                                  course of business
                         Schedule 2.3(a)     -    Working Capital Statement
                                                  Format
                         Schedule 3.1        -    List of jurisdictions in
                                                  which Seller is qualified to
                                                  do business
                         Schedule 3.3        -    Restrictions, conflicts and
                                                  third party consents
                         Schedule 3.5(a)(i)  -    Leased Real Property
                         Schedule 3.5(a)(ii) -    List of exceptions to
                                                  representation and warranty
                                                  regarding Real Property
                         Schedule 3.5(b)(i)  -    List of exceptions to
                                                  representation and warranty
                                                  regarding Assets
                         Schedule 3.5(b)(ii) -    Certain Asset Sales
                         Schedule 3.5(c)     -    List and general description
                                                  of each item of personal
                                                  property included in the
                                                  Assets having a book value of
                                                  more than $5,000 and certain
                                                  liens relating thereto
                         Schedule 3.7        -    List of certain liabilities
                                                  and obligations of Seller
                                                  involving or affecting the
                                                  Business or the Assets
                         Schedule 3.8(b)     -    List of certain changes since
                                                  the September 30 Balance
                                                  Sheet
                         Schedule 3.9        -    List of legal proceedings
                         Schedule 3.10       -    List of all Licenses
                         Schedule 3.11       -    List of all (i) Seller
                                                  Contracts and (ii) consents
                                                  or notices required to be
                                                  obtained under the Seller
                                                  Contracts, Real Property
                                                  Leases and the Personal
                                                  Property Leases in connection
                                                  with the Acquisition
                         Schedule 3.13       -    List of (i) officers of
                                                  Seller and their annual
                                                  compensation, (ii) all
                                                  employees of Seller involved
                                                  in the operation of the
                                                  Business and any binding
                                                  verbal commitments to such
                                                  employees, and (iii) all
                                                  employees entitled to post-
                                                  retirement benefits or any
                                                  other compensation
                         Schedule 3.14(a)    -    Seller Benefit Plans

                         Schedule 3.15       -    List of certain labor
                                                  relations matters
                         Schedule 3.16       -    Insurance Policies
                         Schedule 3.17       -    List of certain environmental
                                                  matters
                         Schedule 3.17(f)    -    List of certain fines,
                                                  penalties and assessments
                                                  paid by Seller with respect
                                                  to environmental matters
                         Schedule 3.18       -    List of (i) agreements
                                                  relating to Intellectual
                                                  Property and (ii) all
                                                  jurisdictions in which Seller
                                                  is operating the Business
                                                  under a trade name and
                                                  jurisdictions in which any
                                                  such trade names are
                                                  registered
                         Schedule 3.19  -         List of transactions with
                                                  Affiliates
                         Schedule 3.22  -         Brokers, Finders and
                                                  Investment Bankers
                         Schedule 3.23  -         List of Bank Accounts
                         Schedule 5.1(g)(ix) -    Permitted payments of
                                                  Excluded Liabilities
                         Schedule 5.12(a)    -    Severance Payments

                         Exhibit A                Escrow Agreement
                         Exhibit B                Form of Severance Agreements
                         Exhibit C                Legal Opinion of Kennedy
                                                  Covington Lobdell & Hickman,
                                                  L.L.P.
                         Exhibit D                Redemption Agreement
                         Exhibit E                Agreement re: Factoring
                                                  Agreement
                         Exhibit F                Legal Opinion of King &
                                                  Spalding

                    2.2 First Amendment to Asset Purchase Agreement between Dan River Inc. and The New Cherokee Corporation dated as of February 2, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   DAN RIVER INC.

Date:  February 13, 1997           /s/ Barry F. Shea
                                   -----------------------------------
                                   Barry F. Shea
                                   Vice President-Chief Financial Officer


Exhibit No.         Description of Exhibit                            Page No.
-----------         ----------------------                            --------
2.1                 Form of Asset Purchase Agreement dated               7
                    January 10, 1997 by and between Dan River
                    Inc. and The New Cherokee Corporation

2.2                 First Amendment to Asset Purchase Agreement         65
                    between Dan River Inc. and The New Cherokee
                    Corporation dated as of February 2, 1997
